UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

GLOBAL CASH ACCESS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 East Post Road, Suite 120 Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2010, George W. Gresham announced his resignation from the positions of Chief Financial Officer and Executive Vice President of Global Cash Access Holdings, Inc. (the “Company”) effective May 07, 2010. Mr. Gresham has served as Chief Financial Officer and Executive Vice President of GCA, Inc. since February 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.
Date: April 27, 2010	By: /s/ Scott Betts
Scott Betts
Chief Executive Officer